                                                                    EXHIBIT 10.2

                               ALLEN TELECOM INC.
                               ------------------

                    INCENTIVE STOCK OPTION TO PURCHASE STOCK
                PURSUANT TO AMENDED AND RESTATED 1992 STOCK PLAN

Number of Shares: _____                                           April 26, 2002


     Allen Telecom Inc., a Delaware corporation (hereinafter called the "Company"), pursuant to its Amended and Restated 1992 Stock Plan, (hereinafter called the "Plan"), a copy of which is attached hereto as Exhibit A and is incorporated herein by reference, hereby awards unto ________________________ (hereinafter called the "Employee") an incentive stock option to purchase ______ shares of Common Stock of the Company, par value $1.00 per share, at a price of $6.05 per share, on the terms and subject to the conditions hereinafter set forth:

     1. The number of shares and purchase price is subject to adjustment as provided in Section 7 of the Plan.

     2. The option is intended to be an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended, or any successor provision thereto. This agreement shall be construed in a manner to effectuate such intent.

     3. The Employee agrees to remain in the employ of the Company or of a subsidiary thereof until April 25, 2004, but this provision shall not affect in any way any right of the Company or any such subsidiary to terminate the Employee's employment at any time.

     4. This option shall expire on the tenth anniversary of the date hereof and shall be exercisable to the extent of 50% after April 26, 2004, 75% after April 26, 2005, and 100% after April 26, 2006.

Notwithstanding the foregoing, if (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, then from and after the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, or the date of any such stockholder approval (any such date being referred to herein as the "Acceleration Date"), this option shall be exercisable in full, whether or not otherwise exercisable.

     5. If the Employee's employment by the Company or any subsidiary thereof terminates for any reason other than for cause (it being understood that a transfer of employment from the Company to a subsidiary or from a subsidiary to the Company or between subsidiaries shall not be deemed a termination of employment for the purposes of this paragraph), this option may be exercised within three (3) months after such termination of employment. If the Employee shall die within such three (3) month period or if the termination of the Employee's employment shall have been due to his or her death, this option may be exercised at any time within one (1) year after his or her death by his or her executor or administrator or by the distributee or legatee to whom this option may have been transferred by will or the laws of descent and distribution but only to the extent that it was exercisable on the date of his or her death. In the event that the Employee's employment is terminated for cause, this option will cease to be exercisable to the extent exercisable as of such termination and will not become exercisable after such termination. For purposes of this agreement, termination for "cause" shall mean termination upon the events set forth in the Plan. Except as permitted by this paragraph, no option shall be exercisable after the date of termination of the Employee's employment. Anything herein to the contrary notwithstanding, this option may in no event be exercised subsequent to the tenth anniversary of the date hereof and may be exercised only if it would have been exercisable by the Employee on the date of the termination of his or her employment. Notwithstanding anything to the contrary herein, if upon the Employee's termination of employment the Employee becomes a senior management consultant to the Company and/or its subsidiaries under a post-employment consulting arrangement, this option shall continue to vest under its original vesting schedule set forth in paragraph 3 hereof, and may be exercised by the Employee, during the period ending on the earliest of (i) the ninetieth (90th) day following the date that the Employee permanently ceases to render consulting services to the Company and/or its subsidiaries, under a post-employment consulting arrangement, for any reason other than cessation by reason of death or cause, (ii) the date that is one year after the date described in clause (i) if the Employee ceases to render consulting services on account of his or her death (in which case this option may be exercised by the Employee's executor or administrator or by his or her distributee to whom this option may have been transferred by will or by the laws of descent and distribution, but only to the extent that it was exercisable on the date of the Employee's death), or (iii) the date of termination of service if such service is terminated for cause (as defined in the Plan). The foregoing provision shall not extend the period during which this option may be exercised beyond the date it expires by its terms.

     6. During the lifetime of the Employee, this option and any related Right or Limited Right (as such terms are defined in paragraphs 9 and 12 hereof, respectively) are exercisable only by him or her and neither this option nor such related Right or Limited Right nor any right or privilege pertaining thereto may be transferred, assigned, pledged or hypothecated in any way, by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, such related Right or Limited Right or any right or privilege pertaining thereto, otherwise than by will or by the laws of descent and distribution, or upon the levy of any execution, attachment or similar process thereupon, this option, such related Right and Limited Right, and all rights and privileges given hereby shall immediately become null and void. Notwithstanding any other provision hereof or of the Plan, no Right granted pursuant to Section 5(f) of the Plan may be exercised at a time when any Limited Rights held by the holder of such Right may be exercised.

     7. This option may be exercised only by the execution and delivery to the Company of a written notice in the form attached hereto as Exhibit B (with appropriate changes in the case of a deceased optionee) duly completed and accompanied by payment in full for the shares purchased either (i) in cash (including check, bank draft or money order, or wire or other transfer of funds, or advice of credit to the Company); (ii) by the delivery of such number of shares of the Company's Common Stock multiplied by the last sale price of such Common Stock on the New York Stock Exchange on the day such notice is received by the Company (or if no sale of such Common Stock shall have been made on such Exchange on that date, on the next preceding day on which there was a sale) which equals the option price stated in this option multiplied by the number of shares subject to that portion of this option in respect of which such notice shall be given; or (iii) any combination of cash and shares of the Company's Common Stock valued as of the date and in the manner provided in (ii) above which in the aggregate are equal in value to payment in full for the shares purchased. No fractional share of Common Stock shall be issued or transferred and any such fractional share shall be eliminated by the optionee paying the Company in cash an amount necessary to round the fraction up to a full share.

     8. The provisions hereof shall be subject to all the terms, provisions and conditions of the Plan (as amended from time to time by the Board of Directors of the Company within the limitations permitted by the Plan) and the rules and regulations relating to the Plan prescribed by the Management Compensation Committee of the Company, and this option and the Plan and said rules and regulations relating thereto shall be construed as one instrument and in the event of any inconsistency the provisions of the Plan as interpreted and construed by the Management Compensation Committee shall control.

     9. The Employee (or any person entitled to act under paragraph 5 hereof) shall have the right (the "Right"), prior to exercising this option, in whole or in part, to request that the Company purchase all or any portion of this option as shall then be exercisable, at a price equal to the difference between (i) an amount equal to the option price stated in this option multiplied by the number of shares subject to that portion of this option in respect of which such request shall be made, and (ii) an amount equal to such number of shares multiplied by the last sale price of the

Company's Common Stock on the New York Stock Exchange on the day such request is received by the Company (or in the event no sale of the Company's Common Stock shall have been made on such Exchange on that date, on the next preceding day on which there was such a sale). The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of this option as to which such request is made shall be surrendered to the Company. The purchase price for the portion of this option so to be surrendered shall be paid by the Company, at its election, or at the election of the Management Compensation Committee, either in cash or in shares of the Company's Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist either in whole or in part of shares of the Company's authorized but unissued Common Stock or shares of the Company's Common Stock held in its treasury. No fractional share of Common Stock shall be issued or transferred and any such fractional share shall be disregarded.

     10. It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon the exercise of this option or to the payment of the purchase price of this option by the Company, whether such purchase price is paid in shares of Common Stock or cash, that the Employee (or any person entitled to act under paragraph 5 hereof) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by the Company by reason of the exercise of this option. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of this option or to pay such purchase price.

     11. Without limiting any other provision hereof, the Employee (or any person entitled to act under paragraph 5 hereof) hereby agrees that if such person disposes (whether by sale, exchange, gift or otherwise) of any of the shares received upon exercise of the option within two (2) years of the date of grant of the option or within one (1) year after the exercise of the option, such person shall notify the Company of such disposition in writing within thirty (30) days from the date of such disposition. Such written notice shall state the principal terms of such disposition and the type and amount of the consideration received for such share or shares in connection therewith.

     12. (a) The Employee (or any person entitled to act under paragraph 5 hereof) shall have a limited stock appreciation right (the "Limited Right") which shall automatically be exercised on an Acceleration Date (as defined in paragraph 4 hereof). Each Limited Right shall be exercisable only if, and to the extent that, this option is exercisable, provided, that no Limited Right may be exercised until six months from the date hereof. Upon the exercise of a Limited Right, this option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Limited Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of further stock options and stock appreciation rights pursuant to the Plan. Upon the exercise or termination of this option, the Limited Right shall terminate to the extent of the shares of Common Stock with respect to which the option was exercised or terminated.

         (b) Upon the exercise of the Limited Right, the holder thereof shall receive in cash whichever of the following amounts is applicable:

               (i) in the case of an exercise of the Limited Right by reason of an acquisition of Common Stock described in clause (i) of paragraph 4 hereof, an amount equal to the Acquisition Spread (as defined in Section 14(d) of the Plan);

               (ii) in the case of an exercise of the Limited Right by reason of the change in composition of the Board of Directors described in clause (ii) of paragraph 4 hereof, an amount equal to the Spread (as defined in Section 14(e) of the Plan);

               (iii) in the case of an exercise of the Limited Right by reason of stockholder approval of an agreement described in clause (iii) of paragraph 4 hereof, an amount equal to the Merger Spread (as defined in Section 14(g) of the Plan); or

               (iv) in the case of an exercise of the Limited Right by reason of stockholder approval of a plan or agreement described in clause (iv) of paragraph 4 hereof, an amount equal to the Liquidation Spread (as defined in Section 14(i) of the Plan).

                               ALLEN TELECOM INC.


                               By:     _______________________________________
                                       Authorized Signatory


The foregoing option is hereby accepted on the terms and conditions set forth therein.

                               ______________________________________
                               Employee's Signature

                               ______________________________________
                               Employee's Social Security Number